UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	August 10, 2026

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number		IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION		86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix Arizona	85072-3999
(602) 250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY		86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix Arizona	85072-3999
(602) 250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The registrants hereby file the following Exhibits to Registration Statement on Form S-3 (No. 333-277448 and No. 333-277448-01, which became effective on February 28, 2024).

Exhibit No.	Description	Previously Filed as Exhibit	Date Filed

1.1	Underwriting Agreement dated August 10, 2026, in connection with the offering of $100,000,000 of 5.50% Notes due 2035 and $600,000,000 of 6.25% Notes due 2056

4.1	Ninth Supplemental Indenture dated as of August 15, 2005, relating to the issuance of 5.50% Notes due 2035	4.1 to APS August 22, 2005 Form 8-K Report	8/22/2005

4.2	Thirty-Fourth Supplemental Indenture relating to the issuance of $600,000,000 of 6.25% Notes due 2056

4.3	Note of 5.50% Notes due 2035	4.2 to APS August 22, 2005 Form 8-K Report	8/22/2005

4.4	Note of 6.25% Notes due 2056

5.1	Opinion of Shirley A. Baum, Senior Vice President, General Counsel and Corporate Secretary

99.1	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-277448-01)

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: August 13, 2026	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: August 13, 2026	By: /s/ Andrew Cooper
Andrew Cooper
Senior Vice President and Chief Financial Officer